As filed with the Securities and Exchange Commission on September 28, 2022

1933 Act Registration No. 333-264900

1940 Act Registration No. 811-23801

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No. 1	☐
Post-Effective Amendment No. __	☐

and/or

Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 1	☐

Bitwise Funds Trust

400 Montgomery Street, Suite 600

San Francisco, California 94104
(415) 968-1843

Delaware Trust Company

251 Little Falls Drive
Wilmington, New Castle County, Delaware 19808

(Name and Address of Agent for Service)

Copy to:

Katherine Dowling, Esq.
Bitwise Asset Management, Inc.
400 Montgomery Street, Suite 600
San Francisco, California 94104

Kathleen Moriarty, Esq.

Chapman and Cutler, LLP
1270 Avenue of the Americas
New York, New York 100200

Richard J. Coyle, Esq.
Chapman and Cutler, LLP
320 South Canal Street
Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Contents of Registration Statement

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectus for Bitwise Web3 ETF

Part B – Statement of Additional Information for Bitwise Web3 ETF

Part C – Other Information

Signatures

Index to Exhibits

Exhibits

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

September 28, 2022

Prospectus

Bitwise Web3 ETF

(NYSE Arca—BWEB)

October ___, 2022

Bitwise Web3 ETF (the “Fund”) is a series of Bitwise Funds Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bitwise Web3 ETF

Investment Objective

The Fund seeks investment results that, before fees and expenses, correspond generally to the performance of the Bitwise Web3 Equities Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3

$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

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Principal Investment Strategies

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its net assets plus borrowings in the securities comprising the Index. The Fund, using a full replication approach, attempts to reproduce, before fees and expenses, the performance of the Index. The index provider, administrator and owner of the Index is Bitwise Index Services, LLC (the “Index Provider”). Bitwise Investment Manager, LLC serves as the Fund’s investment adviser (“BIM” or the “Adviser”) and Vident Investment Advisory, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser”). The Fund will not invest either directly or indirectly in cryptocurrencies, such as through direct holdings of cryptocurrencies (e.g. bitcoin) or indirectly through derivatives that reference cryptocurrencies (e.g. bitcoin derivatives).

The Index provides focused exposure to the equity securities of companies that are well-positioned to benefit from the emergence of Web3 and Web3 technologies (“Web3 Companies”). By seeking to track the Index pursuant to a replication methodology, the Fund intends to provide such exposure to its shareholders. The Fund will invest substantially all, but at least 80%, of its net assets plus borrowings in securities issued by Web3 Companies. “Web 1.0” describes the era of decentralized, open protocols, where most online activity involved navigating to individual static webpages. “Web 2.0” describes the era of internet centralization, where most communication and commercial activity occurs on closed platforms owned by a small number of corporations that are subject to government regulations. “Web 3.0” or “Web3” imagines a future era of internet decentralization that replaces the system where a small number of companies can exert such a strong influence over internet users. Web3 refers to an evolution in the core architecture of the internet that leverages blockchain technology to make the internet more decentralized, secure and open. By providing all users the opportunity to own data and property in the digital world without relying on centralized intermediaries, Web3 provides an internet experience in which data privacy, decentralized ownership and community consensus act as key pillars of the ecosystem. However, there is no guarantee that the promise of Web3 will ever be fully realized. For more information, please see “Principal Risks” below.

The Index utilizes a rules-based security selection methodology administered with input from the Bitwise Web3 Classification Group (the “Index Classification Group”). The Index’s initial starting universe is composed of all securities listed for trading on eligible securities exchanges. In general, a stock exchange will qualify as an eligible stock exchange if there is not an undue burden for U.S. investors to access and settle trades on that exchange in a timely fashion. These securities are then subjected to a number of eligibility screens based upon size, liquidity and free float. Securities with the following characteristics are removed from Index eligibility: (i) shares of companies with a minimum full market capitalization of less than $100,000,000; (ii) shares with a 3-month average daily traded value lower than $1 million; (iii) shares with a price above $50,000; and (iv) shares with a free float of less than 10%.

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From the remaining pool of eligible securities, the Index Classification Group, a committee of industry experts employed by an affiliate of the Adviser, first seeks to identify those companies that will enable Web3, benefit from it, and/or see a material impact on their businesses from the growth of Web3. After such companies are identified, the Index Classification Group uses its expert knowledge, supported by information from corporate announcements and filings, public presentations, patent filings, third-party industry assessments, media coverage and scientific literature, and subject matter expert interviews, to determine the degree to which each company’s primary business model, business operations and/or growth prospects rely on the growth of one or more of the Web3 themes identified in the Index methodology: Web3 Finance, Web3 Infrastructure Providers, Web3-Enabled Creator Economy, Web3-Enabled Metaverse and Digital Worlds and Web3 Development and Governance. Additional information about each theme is set forth below.

1.	Web3 Finance: The emergence of Web3 will facilitate digital ownership and property rights by leveraging cryptography and blockchain technology. Companies are eligible for classification as Web3 Finance companies if they facilitate the ownership, transfer, trading, lending, or use of Web3 digital assets and cryptocurrencies in a financial manner.

2.	Web3 Infrastructure Providers: The emergence of Web3 will enable individuals to own their own data and property on the internet in a decentralized manner, which will create new ways to interact with the digital world. Companies are eligible for classification as Web3 Infrastructure Provider companies if they provide technological capabilities that will be in high demand in a Web3-enabled world. These capabilities include privacy, computation and storage, cybersecurity, networking technology, graphical processing, computing facilities and equipment, hashrate, application programming interfaces (“APIs”), and distributed bandwidth.

3.	Web3-Enabled Creator Economy: The emergence of Web3 and digital ownership will empower individuals to build businesses, brands, and services in new ways and with a more direct connection between creators and their customers. Companies are eligible for classification as Web3-Enabled Creator Economy companies if their future growth prospects depend on helping individuals create, promote, design, build or sell goods and services on the internet in a manner that the individual seller retains control over the relationship with the buyer, rather than the platform retaining control over the relationship with the buyer.

4.	Web3-Enabled Metaverse and Digital Worlds: The emergence of Web3 facilitates the growth of open Metaverses and interconnected immersive digital worlds by allowing for interoperability and digital property rights. Companies are eligible for classification as Web3-Enabled Metaverse and Digital Worlds companies if they will directly benefit from this growth or participate in the design of these open and interconnected immersive digital worlds.

5.	Web3 Development and Governance: The emergence of Web3 has created new platforms with a new architecture wherein the community is responsible for development and governance of the platforms themselves. Companies eligible for classification as Web3 Development and Governance companies are those that contribute to development and governance of Web3 platforms themselves, or which provide specialized services or tools to enable individuals and other community members to do so.

The Index Classification Group classifies relevant companies as Tier 1, Tier 2 or Tier 3 Web3 companies pursuant to the criteria set forth below. At each quarterly rebalance, the Fund will invest at least 85% of its net assets plus borrowings in Tier 1 Web3 Companies and Tier 2 Web3 Companies. Once determined, the Index selects up to the thirty Tier 1 and Tier 2 securities with the largest modified market capitalizations, defined as follows: Tier 1 securities are assigned a modified market capitalization equal to 4x their natural market capitalization, while Tier 2 securities are assigned their natural market capitalization. The Index also selects up to ten Tier 3 securities with the largest market capitalizations and includes each as a component of the Index.

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Tier 1 Companies: Companies for which all or substantially all of their primary business models and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes.

Tier 2 Companies: Companies for which a majority of their business operations and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes.

Tier 3 Companies: Companies for which a material part of their business operations and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes. This group, however, will still have the majority of their business operations and/or growth prospects linked to activities outside of Web3.

The Index weights component securities pursuant to a modified market capitalization weighing methodology. At each quarterly rebalance, the Index allocates 85% of its weight to Tier 1 and Tier 2 constituents and 15% of its weight to Tier 3 constituents. Within the 85% index weight allocated to Tier 1 and Tier 2 constituents, Tier 1 and Tier 2 constituents are initially assigned a weight pursuant to their market capitalization. Tier 1 constituent weights are then modified so that they receive a weight equal to 4X their natural market capitalization weight, while Tier 2 constituents receive a weight equal to their natural market capitalization weight. The 15% index weight allocated to Tier 3 constituents is equally distributed among each Tier 3 constituent. The Index is generally expected to be composed of up to 40 securities.

The Index may be comprised of securities issued by companies with small, mid or large capitalizations operating in developed or emerging market countries. For determining which countries are “emerging market countries,” the Index relies upon the classifications of an unaffiliated third-party index provider.

The Index is rebalanced and reconstituted quarterly, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. In addition, if at any time the cumulative Index weight of Tier 1 and Tier 2 companies falls below 80% as of the close of any U.S. business day, the Index will enact an intra-quarter reweighting, and the weights of Tier 1 and Tier 2 constituents will be reset in aggregate to 85% of the portfolio.

The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of September 1, 2022, the Index was concentrated in companies comprising the communications services sector and information technology sector, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.

The Index Provider is an affiliate of the Adviser. The Index Provider may prescribe changes to the selection criteria and other rules governing the Index and the method applied to calculate the Index, which it deems to be necessary and desirable in order to prevent material errors or to remedy, correct or supplement the Index methodology.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

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Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Emerging Technologies Risk. The Fund invests in certain companies because of their use of emerging technologies associated with Web3. All of the risks associated with such technologies may not fully emerge until the technology is more widely used. The regulatory environment surrounding new technologies is often unclear. There is often uncertainty regarding the application of existing regulation and there can be no guarantee that new regulations will not be enacted that prohibit the use of a technology, modify its application, inhibit a technology’s widespread adoption or prevent a company from realizing all of its potential benefits. Companies that initially develop or adopt a novel technology may not be able to capitalize on it and there is no assurance that a company will derive any significant revenue from it in the future. An emerging technology may constitute a small portion of a company’s overall business and the success of a technology may not significantly affect the value of the equity securities issued by the company. In addition, a company’s stock price may be overvalued by market participants that value the company’s securities based upon expectations of a technology that are never realized.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Blockchain Technology Risk. The Fund holds securities issued by companies for which blockchain technology is essential for their business prospects. Blockchain technology is relatively new and untested technology that operates as a distributed ledger. The risks associated with blockchain technology may not fully emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Therefore, the values of the companies included in an Index may not be a reflection of their connection to blockchain technology, but may be based on other business operations. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in the Index. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain.

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Communication Services Companies Risk. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

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Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

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Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new competitive product introductions and changing customer tastes. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Non-U.S. Securities Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. Additionally, the Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. The Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, although the Fund follows a defined Index rebalance schedule, the Index Provider could determine to suspend or delay a rebalance to a market event, during which time the Fund’s index tracking error may be heightened and could negatively impact investors. Lastly, a stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected, and consequently, the Fund’s holdings may not exhibit returns consistent with that factor trait.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at bwebetf.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Investment Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Ryan Dofflemeyer and Rafael Zayas. Each has served as a portfolio manager since the Fund’s inception in October 2022.

●	Ryan Dofflemeyer, Senior Portfolio Manager at Vident Investment Advisory, LLC

●	Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management & Trading at Vident Investment Advisory, LLC

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at bwebetf.com

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

Overview

The Fund is a series of Bitwise Funds Trust and is regulated as an “investment company” under the 1940 Act. The Fund operates as an index fund and is not actively managed by the Adviser. As such, the Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Index. Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”). There can be no assurance that the Fund’s objective will be achieved.

The Fund will buy and sell securities based upon the composition of the Index; it will not engage in active management. The Fund will generally invest in all the constituents comprising the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate generally the performance of the Index as a whole. This is known as “representative sampling.” Should the Fund utilize a representative sampling strategy, it will invest in a sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (including, but not limited to, return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. There also may be instances in which the Adviser or Sub-Adviser in seeking to track the Index may choose to (i) overweight a security in the Index, (ii) purchase securities not contained in the Index that the Adviser or Sub-Adviser believes are appropriate to substitute for certain securities in the Index, or (iii) utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

The Fund’s investments are subject to certain requirements imposed by law and regulation, as well as the Fund’s investment strategy. These requirements are generally applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

To the extent that a Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

Additional Information Regarding the Fund’s Principal Investment Strategy

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its net assets plus borrowings in the securities comprising the Index. The Fund, using a full replication approach, attempts to reproduce, before fees and expenses, the performance of the Index. The index provider, administrator and owner of the Index is Bitwise Index Services, LLC. Bitwise Investment Manager, LLC serves as the Fund’s investment adviser and Vident Investment Advisory, LLC serves as the Fund’s investment sub-adviser. Moorgate Benchmarks Limited (“Moorgate”) is the calculator of the Index. Moorgate is regulated by the Financial Conduct Authority as a registered benchmark administrator under the UK benchmarks regulation and by BaFin as a registered benchmark administrator under the EU benchmarks regulation. The Fund will not invest either directly or indirectly in cryptocurrencies, such as through direct holdings of cryptocurrencies (e.g. bitcoin) or indirectly through derivatives that reference cryptocurrencies (e.g. bitcoin derivatives).

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The Index provides focused exposure to the equity securities of companies that are well-positioned to benefit from the emergence of Web3 and Web3 technologies (“Web3 Companies”). By seeking to track the Index pursuant to a replication methodology, the Fund intends to provide such exposure to its shareholders. The Fund will invest substantially all, but at least 80%, of its net assets plus borrowings in securities issued by Web3 Companies. “Web 1.0” describes the era of decentralized, open protocols, where most online activity involved navigating to individual static webpages. “Web 2.0” describes the era of internet centralization, where most communication and commercial activity occurs on closed platforms owned by a small number of corporations that are subject to government regulations. “Web 3.0” or “Web3” imagines a future era of internet decentralization that replaces the system where a small number of companies can exert such a strong influence over internet users. Web3 refers to an evolution in the core architecture of the internet that leverages blockchain technology to make the internet more decentralized, secure and open. By providing all users the opportunity to own data and property in the digital world without relying on centralized intermediaries, Web3 provides an internet experience in which data privacy, decentralized ownership and community consensus act as key pillars of the ecosystem. However, there is no guarantee that the promise of Web3 will ever be fully realized. For more information, please see “Principal Risks” below.

The Index utilizes a rules-based security selection methodology administered with input from the Bitwise Web3 Classification Group (the “Index Classification Group”). The Index’s initial starting universe is composed of all securities listed for trading on eligible securities exchanges. In general, a stock exchange will qualify as an eligible stock exchange if there is not an undue burden for U.S. investors to access and settle trades on that exchange in a timely fashion. These securities are then subjected to a number of eligibility screens based upon size, liquidity and free float. Securities with the following characteristics are removed from Index eligibility: (i) shares of companies with a minimum full market capitalization of less than $100,000,000; (ii) shares with a 3-month average daily traded value lower than $1 million; (iii) shares with a price above $50,000; and (iv) shares with a free float of less than 10%.

From the remaining pool of eligible securities, the Index Classification Group, a committee of industry experts employed by an affiliate of the Adviser, first seeks to identify those companies that will enable Web3, benefit from it, and/or see a material impact on their businesses from the growth of Web3. After such companies are identified, the Index Classification Group uses its expert knowledge, supported by information from corporate announcements and filings, public presentations, patent filings, third-party industry assessments, media coverage and scientific literature, and subject matter expert interviews, to determine the degree to which each company’s primary business model, business operations and/or growth prospects rely on the growth of one or more of the Web3 themes identified in the Index methodology: Web3 Finance, Web3 Infrastructure Providers, Web3-Enabled Creator Economy, Web3-Enabled Metaverse and Digital Worlds and Web3 Development and Governance. Additional information about each theme is set forth below.

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1.	Web3 Finance: The emergence of Web3 will facilitate digital ownership and property rights by leveraging cryptography and blockchain technology. Companies are eligible for classification as Web3 Finance companies if they facilitate the ownership, transfer, trading, lending, or use of Web3 digital assets and cryptocurrencies in a financial manner.

2.	Web3 Infrastructure Providers: The emergence of Web3 will enable individuals to own their own data and property on the internet in a decentralized manner, which will create new ways to interact with the digital world. Companies are eligible for classification as Web3 Infrastructure companies if they provide technological capabilities that will be in high demand in a Web3-enabled world. These capabilities are privacy, computation and storage, cybersecurity, networking technology, graphical processing, computing facilities and equipment, hashrate, application programming interfaces (“APIs”), and distributed bandwidth.

3.	Web3-Enabled Creator Economy: The emergence of Web3 and digital ownership will empower individuals to build businesses, brands, and services in new ways and with a more direct connection between creators and their customers. Companies are eligible for classification as Web3-Enabled Creator Economy companies if their future growth prospects depend on helping individuals create, promote, design, build or sell goods and services on the internet in a manner that the individual seller retains control over the relationship with the buyer, rather than the platform retaining control over the relationship with the buyer.

4.	Web3-Enabled Metaverse and Digital Worlds: The emergence of Web3 facilitates the growth of open Metaverses and interconnected immersive digital worlds by allowing for interoperability and digital property rights. Companies are eligible for classification as Web3-Enabled Metaverse and Digital Worlds companies if they will directly benefit from this growth or participate in the design of these open and interconnected immersive digital worlds.

5.	Web3 Development and Governance: The emergence of Web3 has created new platforms with a new architecture wherein the community is responsible for development and governance of the platforms themselves. Companies eligible for classification as Web3 Development and Governance companies are those that contribute to development and governance of Web3 platforms themselves, or which provide specialized services or tools to enable individuals and other community members to do so.

The Index Classification Group classifies relevant companies as Tier 1, Tier 2 or Tier 3 Web3 companies pursuant to the criteria set forth below. At each quarterly rebalance, the Fund will invest at least 85% of its net assets plus borrowings in Tier 1 Web3 Companies and Tier 2 Web3 Companies. Once determined, the Index selects up to the thirty Tier 1 and Tier 2 securities with the largest modified market capitalizations, defined as follows: Tier 1 securities are assigned a modified market capitalization equal to 4x their natural market capitalization, while Tier 2 securities are assigned their natural market capitalization. The Index also selects up to ten Tier 3 securities with the largest market capitalizations and includes each as a component of the Index.

Tier 1 Companies: Companies for which all or substantially all of their primary business models and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes.

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Tier 2 Companies: Companies for which a majority of their business operations and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes.

Tier 3 Companies: Companies for which a material part of their business operations and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes. This group, however, will still have the majority of their business operations and/or growth prospects linked to activities outside of Web3.

The Index weights component securities pursuant to a modified market capitalization weighing methodology. At each quarterly rebalance, the Index allocates 85% of its weight to Tier 1 and Tier 2 constituents and 15% of its weight to Tier 3 constituents. Within the 85% index weight allocated to Tier 1 and Tier 2 constituents, Tier 1 and Tier 2 constituents are initially assigned a weight pursuant to their market capitalization. Tier 1 constituent weights are then modified so that they receive a weight equal to 4X their natural market capitalization weight, while Tier 2 constituents receive a weight equal to their natural market capitalization weight. The 15% index weight allocated to Tier 3 constituents is equally distributed among each Tier 3 constituent. The Index is generally expected to be composed of up to 40 securities. The Fund pursues a full replication strategy and will purchase and sell securities based upon the holdings of the Index.

The Index may be composed of securities issued by companies with small, mid or large capitalizations operating in developed or emerging market countries. For determining which countries are “emerging market countries,” the Index relies upon the classifications of an unaffiliated third-party index provider.

The Index is rebalanced and reconstituted quarterly, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. In addition, if at any time the cumulative Index weight of Tier 1 and Tier 2 companies falls below 80% as of the close of any U.S. business day, the Index will enact an intra-quarter reweighting, and the weights of Tier 1 and Tier 2 constituents will be reset in aggregate to 85% of the portfolio.

The Index Provider may prescribe changes to the selection criteria and other rules governing the Index and the method applied to calculate the Index, which it deems to be necessary and desirable in order to prevent material errors or to remedy, correct or supplement the Index methodology.

Non-Principal Strategies

Borrowing Money. The Fund may borrow money from a bank as permitted by the 1940 Act or the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Securities Lending. The Fund may lend its portfolio securities. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for non-U.S. securities) of the value of the portfolio securities being lent. This collateral is marked to market on each trading day.

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Bitwise Web3 Classification Group

The Bitwise Web3 Classification Group is a committee of industry experts which studies the emerging landscape of Web3 to identify the companies that will enable Web3, benefit from it, and see material impact on their businesses now and in the coming years. The Bitwise Web3 Classification Group operates independently of the operation and the Bitwise Equity Index Management Committee. The Bitwise Equity Index Management Committee is responsible for the management and implementation of the Index’s rules, for their continuing fitness for purpose, and for any periodic amendments thereto. It is also responsible, in the event of the rules not providing a clear process for the management of any situation, for determining the process to be followed. Members of the Bitwise Equity Index Management Committee may not serve on the Bitwise Web3 Classification Group.

The Bitwise Web3 Classification Group is currently composed of the following three members:

i.         Hunter Horsley - Co-founder and CEO, Bitwise Asset Management

ii.        Juan de Leon -- Research analyst, Bitwise Asset Management

iii.       Alyssa Choo - Equity analyst, Bitwise Asset Management

Together, these three members bring extensive experience and networks from the worlds of technology, sell-side financial research, buy side financial research, and crypto, with backgrounds at firms including Facebook, Bank of America, and US Global Investors.

The role of the Bitwise Web3 Classification Group is to evaluate all publicly listed equities and determine the degree to which each company’s primary business models and growth prospects are linked to the emergence of one of the five Web3 themes, and to classify relevant companies as Tier 1, Tier 2, or Tier 3 companies depending on their exposure to the theme.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

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Emerging Technologies Risk. The Fund invests in certain companies because of their use of emerging technologies associated with Web3. All of the risks associated with such technologies may not fully emerge until the technology is more widely used. The regulatory environment surrounding new technologies is often unclear. There is often uncertainty regarding the application of existing regulation and there can be no guarantee that new regulations will not be enacted that prohibit the use of a technology, modify its application, inhibit a technology’s widespread adoption or prevent a company from realizing all of its potential benefits. Companies that initially develop or adopt a novel technology may not be able to capitalize on it and there is no assurance that a company will derive any significant revenue from it in the future. An emerging technology may constitute a small portion of a company’s overall business and the success of a technology may not significantly affect the value of the equity securities issued by the company. In addition, a company’s stock price may be overvalued by market participants that value the company’s securities based upon expectations of a technology that are never realized.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Blockchain Technology Risk. The Fund holds securities issued by companies for which blockchain technology is essential for their business prospects. Blockchain technology is relatively new and untested technology that operates as a distributed ledger. The risks associated with blockchain technology may not fully emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Therefore, the values of the companies included in an Index may not be a reflection of their connection to blockchain technology, but may be based on other business operations. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in the Index. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain.

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Communication Services Companies Risk. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third-parties. Legal check-ups or claims regarding infringement of intellectual property could cause an adverse effect on the reputation of the company. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class. The Fund may experience increased price volatility and may be more susceptible to adverse economic, market, political, sustainability-related or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

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Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new competitive product introductions and changing customer tastes. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Non-U.S. Securities Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in non-U.S. countries.

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Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. Additionally, the Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. The Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, although the Fund follows a defined Index rebalance schedule, the Index Provider could determine to suspend or delay a rebalance to a market event, during which time the Fund’s index tracking error may be heightened and could negatively impact investors. Lastly, a stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected, and consequently, the Fund’s holdings may not exhibit returns consistent with that factor trait.

Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

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Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Management of the Fund

The Fund is a series of Bitwise Funds Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, distributor, custodian and fund administrative and accounting agent.

Investment Adviser. Bitwise Investment Manager, LLC, 400 Montgomery Street, Suite 600, San Francisco, California 94104, serves as the Fund’s investment adviser. In its capacity as Adviser, BIM manages the Fund’s investments subject to the supervision of the Board. BIM also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. In particular, BIM provides investment and operational oversight of the Sub-Adviser.

Investment Sub-Adviser. Vident Investment Advisory, LLC (“Vident”), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, serves as the Fund’s investment sub-adviser. In this capacity, Vident is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee by the Adviser. The Sub-Adviser is a registered investment adviser and provides a comprehensive suite of portfolio management, trading, operations, and capital markets services to sponsors of index and active investment strategies. As of December 31, 2021, the Sub-Adviser had approximately $10,144,922,687 billion in assets under management.

Portfolio Managers. Ryan Dofflemeyer and Rafael Zayas serve as the Fund’s portfolio managers.

●	Ryan Dofflemeyer, Senior Portfolio Manager of Vident. Mr. Dofflemeyer has over 16 years of trading and portfolio management experience across various asset classes including both ETFs and mutual funds. He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios. Prior to joining Vident, he was a Senior Portfolio Manager at ProShares for over $3 billion in ETF assets across global equities, commodities and volatility strategies. Before that, he was a Research Analyst at the Investment Company Institute in Washington DC. Mr. Dofflemeyer holds a BA from the University of Virginia and an MBA from the University of Maryland.

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●	Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management & Trading of Vident. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is SVP, Head of Portfolio Management and Trading. Mr. Zayas specializes in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining Vident Investment Advisory, he was a Portfolio Manager at Russell Investments for over 5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for 150 million in internationally listed global equity ETFs and assisted in managing 3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

For additional information concerning BIM and Vident, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between BIM and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to BIM in an amount equal to 0.85% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate BIM for the services it provides to the Fund. Out of the unitary management fee, BIM pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, BIM is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an investment sub-advisory agreement between BIM, Vident and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), BIM has agreed to pay an annual sub-advisory fee to Vident in an amount based on the Fund’s average daily net assets. BIM is responsible for paying the entirety of Vident’s sub-advisory fee. The Fund does not directly pay Vident.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund will be available in the Fund’s next Annual or Semi-Annual Report to shareholders.

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How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund’s net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund’s net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding Fund Shares. Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for Fund Shares.

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available.

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Taxes

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

An adverse federal income tax audit of a partnership that the Fund invests in could result in the Fund being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).

Distributions. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into three categories, exempt-interest dividends (if any), ordinary income distributions and capital gain dividends. Dividends that qualify as “exempt-interest dividends” generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Fund Shares, which could result in you having to pay higher taxes in the future when Fund Shares are sold, even if you sell the Fund Shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund Shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Fund Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction. A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Fund Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Some portion of your capital gain dividends may be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal tax rate of 28%, rather than the rates set forth above. In addition, capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a Fund Share for six months or less, any loss incurred by you related to the disposition of such Fund Share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in REITS and non-U.S. corporations are qualified dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

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Sale of Fund Shares. If you sell or redeem your Fund Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Fund Shares from the amount you receive in the transaction. Your tax basis in your Fund Shares is generally equal to the cost of your Fund Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Fund Shares. Further, if you hold your Fund Shares for six months or less, any loss incurred by you related to the disposition of such Fund Shares will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the prior paragraph. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. If the Fund pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Fund Shares.

Non-U.S. Tax Credit. Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest related dividend attributable to certain interest income received by the Fund or as short-term capital gain income dividend attributable to certain net short term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

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Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your Fund Shares to determine the applicable withholding.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Fund Shares.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Net Asset Value

The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. The value of the securities and other assets and liabilities held by the Fund is determined pursuant to valuation policies and procedures approved by the Board.

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Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by the Adviser in accordance with policies and procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.

For certain non-U.S. assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of the Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Index.

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Fund Service Providers

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, transfer agent and securities lending agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Chapman and Cutler LLP, 1270 Avenue of the Americas, New York, NY 10020, serves as legal counsel to the Trust.

KPMG Inc., 345 Park Avenue, New York, NY 10154, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www. bwebetf.com.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. The SEC adopted Rule 12d1-4 under the 1940 Act on November 19, 2020, which became effective January 19, 2021. The Fund is required to comply with the conditions of Rule 12d1-4, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information is therefore not available.

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Bitwise Web3 ETF

For more detailed information on the Fund, several additional sources of information are available to you. The Fund’s SAI, incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (415) 745-9166 on the Fund’s website at www. bwebetf.com.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Bitwise Investment Manager, LLC

400 Montgomery Street, Suite 600

San Francisco, CA 94104

www.bitwiseinvestments.com

SEC File #333-264900

811-23801

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
September 28, 2022

Statement of Additional Information

Bitwise Web3 ETF

(NYSE Arca — BWEB)

October __, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated October __, 2022, as it may be revised from time to time (the “Prospectus”), for the Bitwise Web3 ETF (the “Fund”), a series of the Bitwise Funds Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Fund’s distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at 1-866-8807228.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority

General Description of the Trust and the Fund

The Trust was organized as a Delaware statutory trust on April 28, 2022 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the 1940 Act. The Trust currently offers shares in one separate series, representing separate portfolios of investments. This SAI relates solely to the Fund, which is non-diversified The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

Bitwise Investment Manager, LLC serves as the Fund’s investment adviser (“BIM” or the “Adviser”). Vident Investment Advisory, LLC, serves as the Fund’s investment sub-adviser (“Vident” or the “Sub-Adviser”). Foreside Fund Services, LLC, serves as the Fund’s distributor (“Foreside” or the “Distributor”). The Fund seeks investment results that, before fees and expenses, correspond generally to the performance of the Bitwise Web3 Equities Index (the “Index”).

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

The Fund’s shares (“Fund Shares”) list and principally trade on NYSE Arca, Inc. (the “Exchange”). Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual Fund Shares. Instead, the Fund offers, issues and redeems Fund Shares at NAV only in aggregations of a specified number of Fund Shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with the Fund a “basket” of securities and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act (“Rule 6c-11”), the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

Fund Shares are listed for trading, and trade throughout the day, on the Exchange and in other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares will continue to be met. The Exchange may, but is not required to, remove the Fund Shares from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Fund Shares; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Fund Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Fund Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Index concentrates . For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The index provider, administrator and owner of the Index is Bitwise Index Services (the “Index Provider”).

Fund shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

Types of Investments

Common Stocks. Common stock represents an ownership position in a company. Common stock may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the certain officers of the Trust to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the designated officers of the Trust will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the designated officers of the Trust must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Non-U.S. Securities. The Fund may purchase publicly traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. issuer. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by the Fund in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.

Investment Risks

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in Fund Shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Borrowing and Leverage Risk

When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Common Stocks Risk

Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. BIM cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Cybersecurity Risk

The Fund is susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. The Fund has established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third party service providers.

Liquidity Risk

The Fund may have investments that they may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Market Events Risk

Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and non-U.S. capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of the Fund, the Adviser and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Non-U.S. Securities Risk

An investment in any funds that invests, directly or indirectly, in non-U.S. equity securities involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments in those foreign countries, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any such funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy and businesses; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Securities Lending Risk

Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.

Trading Issues Risk

Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Valuation Risk

The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, maybe subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) (the “Interested Trustee”) and three of whom are Trustees who are not officers or employees of BIM or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. The Trustees set broad policies for the Fund, choose the Trust’s officers and hired the Fund’s investment adviser. Each Trustee, except for Paul Fusaro, is an Independent Trustee. Mr. Fusaro is deemed an Interested Trustee of the Trust due to his position as Chief Operating Officer of BIM and President of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Bitwise Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Paul Fusaro(1) c/o Bitwise Investment Manager, LLC 400 Montgomery Street Suite 600 San Francisco, CA 94104 Y.O.B.: 1985	Chairman of the Board of Trustees; President	• Indefinite term • Since inception	President (2021 - present), Chief Operating Officer (2018 – 2021) of Bitwise Asset Management; Chief Operating Officer and Secretary of Bitwise Investment Manager, LLC (2022 – present); Senior Vice President of New York Life & Mainstay Investments (2015 – 2018); Senior Vice President, Head of Portfolio Management of IndexIQ (2013 – 2018)	1	None
Independent Trustees
David Fogel c/o Bitwise Investment Manager, LLC 400 Montgomery Street Suite 600 San Francisco, CA 94104 Y.O.B.: 1971	Trustee	• Indefinite term • Since inception	Chief Executive Officer of North Country Colocation Services Corp. (2022 – present); Senior Adviser of U.S. Department of State (2020 – 2021); Chief of Staff of the Export-Import Bank of the United States (2019 – 2020); Senior Adviser of New York Life Investment Management (2018); President and Chief Executive Officer of IndexIQ LLC (2006 – 2017)	1	Ligilo Inc. (2022 – present)
Jena Watson c/o Bitwise Investment Manager, LLC 400 Montgomery Street Suite 600 San Francisco, CA 94104 Y.O.B.: 1972	Trustee	• Indefinite term • Since inception	Senior Vice President, Assistant General Counsel and Corporate Secretary of HomeStreet Bank (2021 – present); Senior Counsel of Silicon Valley Bank (2018 –2021); Associate General Counsel of Fannie Mae (2013 – 2018)	1	City of Belvedere Parks and Open Spaces (2021 – present)
Terrence Olson c/o Bitwise Investment Manager, LLC 400 Montgomery Street Suite 600 San Francisco, CA 94104 Y.O.B.: 1967	Trustee	• Indefinite term • Since inception	Chief Operating Officer and Chief Financial Officer of First Eagle Alternative Credit, LLC (2020 – 2021); Chief Operating Officer and Chief Financial Officer of THL Credit Advisors, LLC (2008 – 2020)	1	—
Officers of the Trust
Jim Gallo (2) c/o Foreside Fund Officer Services, LLC Three Canal Plaza Portland, ME 04101	Treasurer and Principal Financial Officer	• Indefinite term • Since inception	Principal Consultant of ACA Foreside (2022 – present); Vice President and Director of Fund/Client Accounting of Bank of New York Mellon (2002 – 2022)	N/A	N/A

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Bitwise Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Katherine Dowling c/o Bitwise Investment Manager, LLC 400 Montgomery Street Suite 600 San Francisco, CA 94104	General Counsel	• Indefinite term • Since inception	General Counsel and Vice President of Bitwise Investment Manager, LLC (2022 – present); General Counsel and Chief Compliance Officer of Bitwise Asset Management (2021 – present); Executive Management, General Counsel and Chief Compliance Officer of True Capital Management (2019 – 2021); Senior Advisor (2018), Managing Director, Chief Operating Officer and Chief Compliance Officer of Luminate Capital Partners) (2015 – 2017)	N/A	N/A
Johanna Collins-Wood c/o Bitwise Investment Manager, LLC 400 Montgomery Street Suite 600 San Francisco, CA 94104	Secretary and Vice President	• Indefinite term • Since inception	Senior Counsel of Bitwise Asset Management (2021 – present); Chief Compliance Officer of Bitwise Investment Manager, LLC (2022 – present); Associate of Wilson, Sonsini Goodrich & Rosati LLP (2019 – 2021); Associate of Pepper Hamilton LLP (2017 – 2019)	N/A	N/A
Kevin Hourihan(2) c/o Foreside Fund Officer Services, LLC Three Canal Plaza Portland, ME 04101	Chief Compliance Officer and Anti-Money Laundering Officer	• Indefinite term • Since inception	Fund Chief Compliance Officer of Foreside Fund Officer Services, LLC (2022 – present); Chief Compliance Officer of Ashmore Funds (2017 – 2022); Chief Compliance Officer of Ashmore Equities Investment Managmeent (2015 – 2019)	N/A	N/A

(1)	Mr. Fusaro is deemed an “interested person” of the Trust due to his position as Chief Operating Officer and Secretary of Bitwise Investment Manager, LLC and President of the Trust.

(2)	Mr. Gallo and Mr. Hourihan are employees of Foreside Fund Officer Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC, an affiliate of the Fund’s distributor.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Bitwise Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by BIM (each, a “Bitwise Fund” and collectively, the “Bitwise Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, BIM or any of its affiliates. Mr. Fusaro, an Interested Trustee, serves as the Chair of the Board of Trustees for each Fund in the Bitwise Fund Complex.

The same four persons serve as Trustees on the Board of Trustees and are anticipated to serve on the Board of Trustees of all other funds in the Bitwise Fund Complex. The unitary board structure was adopted for the Bitwise Fund Complex because of the efficiencies it achieves with respect to the governance and oversight of the Bitwise Funds. Each Bitwise Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Bitwise Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Bitwise Funds, including among any such exchange-traded funds, the Board of Trustees of the Bitwise Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Bitwise Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Bitwise Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Bitwise Fund Complex as a whole.

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Ms. Watson, Mr. Fogel and Mr. Olson are members of the Nominating Committee, with Ms. Watson serving as its Chair. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating Committee will not consider new trustee candidates who are 70 years of age or older or would turn 70 years old during the first three years of their service on the Board of Trustees. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to Johanna Collins-Wood, Secretary, at the Trust’s address, 400 Montgomery Street, Suite 600, San Francisco, CA 94104. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Ms. Watson, Mr. Fogel and Mr. Olson serve on the Audit Committee, with Mr. Olson serving as its Chair.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board of Trustees level in conjunction with the Trust’s Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer.

The Board has appointed a CCO who oversees the implementation and evaluation of the Fund’s compliance program. Kevin Hourihan of Foreside Fund Officer Services, LLC (“Foreside Officer Services”) serves as CCO and Anti-Money Laundering Officer of the Trust. In a joint effort between the Trust and Foreside Officer Services to ensure the Trust complies with Rule 38a-1 under the 1940 Act, Foreside Officer Services has agreed to render services to the Trust by entering into a Chief Compliance Officer Services Agreement (the “CCO Services Agreement”) with the Trust. Pursuant to the CCO Services Agreement, Foreside Officer Services designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Mr. Hourihan currently serves in such capacity under the terms of the CCO Services Agreement.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board of Trustee meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating Committee seeks to establish an effective Board of Trustees with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees. Jena Watson is the Chair of the Bitwise Fund Complex Nominating Committee and has served as a Trustee on the Bitwise Funds Trust’s Board of Trustees since 2022. She is currently the Senior Vice President, Assistant General Counsel and Corporate Secretary for HomeStreet Bank. Prior to joining HomeStreet Bank in 2021, Ms. Watson served as Senior Counsel for Silicon Valley Bank from 2018 until 2021. From 2013 to 2018, Ms. Watson served as Associate General Counsel for Fannie Mae.

David Fogel has served as a Trustee on the Bitwise Funds Trust’s Board of Trustees since 2022. He currently serves as the Chief Executive Officer of North Country Colocation Services Corp, a role he has held since 2022. From 2020 until 2021, Mr. Fogel was a Senior Adviser to the U.S. Department of State. Prior to his time at the U.S. State Department, he served as the Chief of Staff of the Export-Import Bank of the United States, a role he held from 2019 to 2020. From 2006 until 2017, he served as the President and Chief Executive Officer of IndexIQ LLC and in 2018 served as Senior Adviser of New York Life Investment Management, an affiliate of IndexIQ LLC.

Terrence Olson is the Chair of the Bitwise Fund Complex Audit Committee and has served as a Trustee on the Bitwise Funds Trust’s Board of Trustees since 2022. From 2020 to 2021, Mr. Olson served as the Chief Operating Officer and Chief Financial Officer of First Eagle Alternative Credit, LLC. Prior to that, he served in the same role, Chief Operating Officer and Chief Financial Officer, of THL Credit Advisors, LLC.

Interested Trustee. Paul (Teddy) Fusaro is the Chair of the Board of Trustees of the Bitwise Fund Complex and serves as the Chief Operating Officer and Secretary of BIM. Mr. Fusaro also serves as the President of Bitwise Asset Management, the parent of BIM, a role in which he has served since 2021. Prior to being appointed President in 2021, Mr. Fusaro served as the Chief Operating Officer of Bitwise Asset Management since 2018. Prior to that, Mr. Fusaro was previously Senior Vice President and Head of Portfolio Management and Capital Markets at IndexIQ, the ETF issuer unit of New York Life Investment Management. Prior to IndexIQ, he was Vice President of Portfolio Management and co-head of Trading and Operations at Direxion Investments.

Each Independent Trustee is paid a fixed annual retainer of $10,000. The fixed annual retainer will be allocated equally among each Fund in the Bitwise Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (excluding reimbursement for travel and out-of-pocket expenses) for services to the Fund and the estimate aggregate compensation paid to them for services to the Bitwise Fund Complex during the Fund’s and Trust’s first full fiscal year of operation, ending December 31, 2023. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by BIM.

Name of Trustee	Estimated Compensation from The Fund	Estimated Total Compensation from the Bitwise Fund Complex
Jena Watson	$10,0000	$10,0000
David Fogel	$10,0000	$10,0000
Terrence Olson	$10,0000	$10,0000

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Bitwise Fund Complex as of December 31, 2021:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Bitwise Fund Complex

Interested Trustee
Paul Fusaro	N/A	N/A
Independent Trustees
Jena Watson	N/A	N/A
David Fogel	N/A	N/A
Terrence Olson	N/A	N/A

As of December 31, 2021, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of the date of this Statement of Additional Information, the officers of the Trust and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

Investment Adviser and Other Service Providers

Investment Adviser. Bitwise Investment Manager, LLC, 400 Montgomery Street, Suite 600, San Francisco, CA 94104, serves as the investment adviser to the Fund. BIM is a Delaware limited liability company with a sole member, Bitwise Asset Management, Inc. BIM discharges its responsibilities subject to the policies of the Board of Trustees. BIM also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between BIM and the Trust, on behalf of the Fund (the “Investment Management Agreement”), BIM oversees the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay BIM an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Management Fee
Fund	Fee
Bitwise Web3 ETF	0.85%

Under the Investment Management Agreement, BIM shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BIM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to BIM, or by BIM on 60 days’ written notice to the Fund.

Investment Sub-Adviser. BIM has retained Vident Investment Advisory, LLC, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to act as sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is a registered investment adviser and provides a comprehensive suite of portfolio management, trading, operations, and capital markets services to sponsors of index and active investment strategies. Vident was formed in 2014 and provides sub-advisory services to multiple ETFs. Vident is a wholly-owned subsidiary of Vident Financial, LLC, which is wholly owned by the Vident Investors’ Oversight Trust. The Vident Investors’ Oversight Trust is managed by its Trustees, Messrs. Brian L. Shepler, Mohammad I. Baki and Mr. Vince L. Birley.

Pursuant to the Sub-Advisory Agreement, BIM has agreed to pay for the services provided by the Sub-Adviser through sub-advisory fees. Pursuant to the Sub-Advisory Agreement, BIM has agreed to pay for the services provided by Vident through sub-advisory fees, which fee is calculated daily and paid monthly, equal to the greater of (1) $27,000 per annum or (2) 0.05% on the first $250 million in assets, 0.045% on the next $250 million in assets, and 0.03% on all assets thereafter. BIM is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Fund does not directly pay the Sub-Adviser.

Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day management of the Fund. There are currently two portfolio managers, as follows:

Ryan Dofflemeyer, Senior Portfolio Manager at Vident. Mr. Dofflemeyer has over 15 years of trading and portfolio management experience across various asset classes including both ETFs and mutual funds. He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios. Prior to joining Vident, he was a Senior Portfolio Manager at ProShares for over $3 billion in ETF assets across global equities, commodities and volatility strategies. Before that, he was a Research Analyst at the Investment Company Institute in Washington DC. Mr. Dofflemeyer holds a BA from the University of Virginia and an MBA from the University of Maryland.

Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management & Trading of Vident. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is SVP, Head of Portfolio Management and Trading. Mr. Zayas specializes in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining Vident Investment Advisory, he was a Portfolio Manager at Russell Investments for over 5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for 150 million in internationally listed global equity ETFs and assisted in managing 3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

Portfolio Manager Compensation. Messrs. Dofflemeyer and Zayas are compensated by Vident. Each is paid a fixed salary and discretionary bonus that is not based on the performance of the Fund.

Portfolio Manager Ownership of Fund Shares. As of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any Fund Shares.

Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2021.

Portfolio Managers	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)

Ryan Dofflemeyer	35 ($6.9 billion)	2 (375.1 million)	1 (28.9 million)

Rafael Zayas	15 ($3.1 billion)	21 ($417.2 million)	1 (28.9 million)

Conflicts of Interest. The Sub-Adviser’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Sub-Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Sub-Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Fund Administration. The administrator and fund accountant and transfer agent for the Fund is The Bank of New York Mellon, (“BNYM,” “Administrator” or “Fund Accountant”), which has its principal office at 240 Greenwich Street, New York, New York 10286. BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain net asset value computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM.

For its services under the Fund Administration and Accounting Agreement, BNYM is paid an annual fee based on the average net assets of the Fund, subject to a minimum annual fee. Pursuant to the Fund’s unitary management fee structure, BIM is responsible for paying for the services provided by BNYM, and the Fund does not directly pay BNYM.

Transfer and Dividend Agent. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent (the “Transfer Agent”). Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

Custodian. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian (the “Custodian”) for the Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund (the “Custodian Agreement”), it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving the assets of the Fund. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Distributor. Foreside Fund Services, LLC serves as distributor and principal underwriter of the Creation Units of the Fund. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

BIM may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. BIM’s available resources to make these payments include profits from advisory fees received from the Fund. The services BIM may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Fund, there has been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

Aggregations. Fund Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of the Fund Shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Index Provider. Bitwise Index Services, LLC (“Bitwise Index Services”) serves as the index provider to the Index. Bitwise Index Services is an affiliate of the Adviser. Bitwise Index Services and the Adviser have established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because Bitwise Index Services, an affiliate of the Adviser, serves as index provider for the Fund.

The Adviser maintains policies and procedures designed to limit or prohibit communication between the employees of Bitwise Index Services with ultimate responsibility for the Index (the “Equity Index Management Committee”) and the employees of the Adviser with respect to issues related to the maintenance, calculation and reconstitution of the Index (the “Policies and Procedures”). Furthermore, Bitwise Index Services has retained an unaffiliated third party to calculate each Underlying Index (the “Calculation Agent”).

Changes to the constituents of the Index made by Bitwise Index Services or the Calculation Agent will be disclosed by Bitwise Index Services. Any such Bitwise Index Services announcements or disclosures to the public will be made in such a manner that none of the Bitwise Index Services employees outside of the Equity Index Management Committee, the Adviser, or the Fund, is notified of actions prior to the general investing public.

Bitwise Index Services, as index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any non- public information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Index. Also, Bitwise Index Services has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the Equity Index Management Committee, from disseminating or using nonpublic information about pending changes to Index constituents or the Index methodology. These policies specifically prohibit anyone, including the members of the Equity Index Management Committee, from sharing any non-public information about the Index with any personnel of the Adviser responsible for management of the Fund or any affiliated person. The Adviser also has adopted policies that prohibit personnel responsible for the management of the Fund from sharing any non-public information about the management of the Fund with any personnel of the Equity Index Management Committee, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating the Index.

In addition, Bitwise Index Services has retained an unaffiliated third-party Calculation Agent to calculate and maintain the Index on a daily basis. The Calculation Agent will be instructed to not communicate any non-public information about the Index to anyone, and expressly not to the personnel of the Adviser responsible for the management of the Fund. The Calculation Agent is not, and will not be, affiliated with Bitwise Index Services or the Adviser.

The Adviser has also adopted Policies and Procedures and a Code of Ethics that require, among other things, any personnel responsible for the management of the Fund and any investment account to (i) pre-clear all non-exempt personal securities transactions with a designated senior employee of the Adviser, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Fund and the Adviser and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Fund or the Adviser.

Brokerage Allocations

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Adviser and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” The Sub-Adviser has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Trust. In addition, the Sub-Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to BIM under the Investment Management Agreement would not be reduced as a result of receipt by BIM of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Fund Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at http://www.bwebetf.com. The Trust, Adviser, Sub-Adviser and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule. The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Fund’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling (415) 745-9166 or by writing to Bitwise Funds Trust, 400 Montgomery Street, Suite 600, San Francisco, CA 94104.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, the Adviser and the Sub-Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to the Adviser the proxy voting responsibilities for the Fund and has directed the Adviser to vote proxies consistent with the Fund’s best interests. The Adviser has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations to the Adviser on the voting of proxies relating to securities held by the Fund. The Adviser has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Adviser’s general voting policies. The Adviser’s use of the ISS Proxy Voting Guidelines is not intended to constrain the Adviser’s consideration of any proxy proposal, and there may be times when the Adviser deviates from the ISS Proxy Voting Guidelines. The ISS Proxy Voting Guidelines are subject to change at the discretion of ISS and may be found at issgovernance.com.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at https://www.bwebetf.com, by calling (415) 745-9166 or by accessing the SEC’s website at https://www.sec.gov.

Creation and Redemption of Creation Units

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination.  Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro-rata, custom and forward-looking pro rata baskets are calculated by the Adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds.  Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees.  The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees.  The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations.  The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of Rule 6c-11 of the 1940 Act and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.  An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.  Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Fund Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund Shares will receive a report as to the value of those Fund Shares.

Sale or Exchange of Fund Shares. Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Fund Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

Taxes on Purchase and Redemption of Creation Units. If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments. Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders. U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Fund Shares in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Fund Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward. Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The Board of Trustees has directed that the net asset value of the Fund’s shares (“NAV”) be determined as of the close of regular trading on the New York Stock Exchange on each day that the New York Stock Exchange is open for trading, except on certain days as stated in the Fund’s prospectus (the “Valuation Time”). The Board of Trustees has delegated to the Fund Accountant the responsibility for (1) calculating the Fund’s NAV, and (2) carrying out certain functions relating to the valuation of portfolio securities and other instruments in connection therewith. The Fund Accountant assumes these delegated responsibilities in accordance with the procedures and controls described forth below.

Pursuant to the Fund Administration and Accounting Agreement between the Trust and the Fund Accountant, the Fund Accountant has agreed to assemble the values of the Fund’s portfolio holdings pursuant to the Pricing Procedures (the “Pricing Procedures”) set forth in the Trust’s Compliance Policies and Procedures and compute the NAV of the Fund. The Fund Accountant will compile values for every portfolio security (“Preliminary Value”) in accordance with its “Ordinary Pricing Procedures” or “Fair Valuation Procedures” and test each Preliminary Value for ordinarily priced securities according to its Price Review Process. This process, the “Valuation Process,” will be conducted to determine the value of all securities held in the Fund’s portfolio (“Final Value”). If a Preliminary Value is available and passes the Price Review Process for a security at any given step, the process may be concluded for that security. In the event that a security is unable to be priced daily by any independent pricing agent or independent broker in accordance with the Pricing Procedures and the Adviser believes that it is able to identify a fair market value for the security using a specified methodology until another pricing source is available or the security has been disposed of, the Adviser may direct the Fund Accountant to utilize such a price determined by such methodology.

The Fund Accountant is authorized to employ independent pricing services of the type commonly used in the investment company industry to provide current market values. Absent special circumstances, valuations for a type of instrument should all be made through an independent pricing service approved by the Adviser (“Pricing Services”). The Adviser will consider the qualifications experience, and history of the independent pricing agents; the methods, techniques, inputs and assumptions for different classes of holdings during different market conditions; and the quality of the pricing information provided when approving a particular independent pricing agent. On an ongoing basis, the Adviser, in consultation with the officers of the Trust and with input from the Fund Accountant, shall monitor and evaluate the Fund’s independent pricing agents.

In addition, the Fund Accountant may consider a valuation provided by an independent Valuation Vendor, to provide either a Preliminary Value or to confirm the validity of a Preliminary Value as a Final Price, as provided for in the Pricing Procedures. A “Valuation Vendor” is a non-broker research firm approved by the Adviser for its expertise in providing security valuations through a modeling or evaluation process directly derived from observable and unobservable inputs. A Valuation Vendor utilizes market observables, if available, to determine the value. To the extent that market observables are not available as of the valuation date, the Valuation Vendor may use a statistical model to project the variables based on the historical data. To the extent that historical data is not available, comparable or historical benchmark data may be identified and used for estimation. To the extent comparable valuations are not available, the Valuation Vendor may use industry averages. Other similar methodologies, including the expert evaluation of unobservable inputs by the Valuation Vendor, may also be used to create a value.

Equity Securities (Including American Depositary Receipts, Global Depositary Receipts and Preferred Stock. Securities traded or dealt in upon one or more securities exchange (whether domestic or foreign), except those listed on the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”), and not subject to restrictions against resale shall be valued at:

A.	Last Traded Price from the exchange in which the security is principally traded, or in the case of:

1.	Nasdaq listed securities - Nasdaq Official Closing Price “NOCP,” when available;

(1)	Non-U.S. equity securities - prices are based upon primary local market conventions. Depending upon local market convention or regulation, the price may represent the last sale price or the mean between the last bid and ask price as at the close of the appropriate exchange or at designated times as determined by the appropriate governing body. For countries that allow securities to trade on multiple exchanges (e.g. U.S., Japan, Germany and India), the value of the security shall be taken to be the last reported closing price from the security’s primary exchange.

(2)	Snapshot Price (for markets that have not closed), or if not available and in the absence of a recorded transaction

(3)	Mean Between Last Bid and Ask;

(4)	If an Ask price is unavailable, the Last Bid Price.

An over-the-counter security not traded on an exchange or the Nasdaq is valued at:

1.	Last Traded Price or in the absence of a recorded transaction sale price; or if the last sale price is unavailable,

2.	Mean Between Last Bid and Ask, as quoted;

3.	If an Ask price is unavailable, the Last Bid Price.

The value of portfolio securities traded primarily on foreign exchanges or a foreign over-the-counter market (“Foreign Securities”) may take into account foreign currency exchange activity occurring between the Valuation Time and the close of trading on the foreign exchange where the security being valued trades.

Securities Subject to Tender Offer. Securities held by the Fund, or received as part of a “Creation Order,” that may be subject to an outstanding tender offer, should be priced at the prevailing market price (if available) unless the Adviser and/or the Fund Accountant has determined that the security can and will be tendered. If such a determination has been made, the Adviser may consider whether the security should instead be priced at a value reflective of the tender offer.

Fixed Income Securities. Fixed Income Securities shall be valued by an independent pricing agent or by brokers using the mean between the bid and ask price. Such fixed income securities shall be valued using any of the following methodologies in descending order of preference:

A.	Evaluated Prices from a Pricing Service or the Valuation Vendor - An “Evaluated Price,” such as a Matrix Price, a Modeled Price or broker quoted price may be used as a Preliminary Value. Such Evaluated Prices are created by using various observable inputs including, but not limited to pricing formulas, such as dividend discount models, option valuation formulas and discounted cash flow models that might be applicable.

B.	Broker Quote – For a broker to provide prices, the broker must be a broker who is an over-the-counter market maker known to make markets in the security in question, or to have available a matrix pricing or modeled pricing process adequate for that class of securities. The Adviser will provide names of brokers in order to obtain a Preliminary Value for a security. In collecting price quotes from brokers, the Fund Accountant shall strive to receive both a bid and an ask price from each broker queried for each separate security. If a bid and ask price are received from a broker, the Preliminary Value from that broker will be considered to be the mean of the bid and ask price. If a bid and ask price are not available, a bid price may be considered as that broker’s Preliminary Value, but an ask price alone shall not. In the absence of more detailed information regarding the nature of a quote, a price received from a broker will be considered that Broker’s Preliminary Value. A Matrix or modeled price received by a broker may also be utilized as a Preliminary Value if the broker does not have a broker quote readily available.

C.	Purchase Price - In the event a price cannot be obtained utilizing any of the methodologies described above, a Purchase Price can be used as the Final Value for up to five days from the purchase date, which will be considered a fair valuation and valued according to standing instructions from the Adviser.

Short-Term Debt Instruments. Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at market value using an evaluated mean from an approved Pricing Service.

Derivatives. Futures contracts shall be valued by using readily available market quotations provided by a Pricing Service. Futures contracts are generally valued at the last reported settlement price on the exchange or OTC market on which they principally trade. If the settlement price is not available, then futures contracts shall be valued at the last traded price. Options traded on an exchange are generally valued at the the mean between the current bid and ask prices on the exchange on which such options are traded. If a mean price is not available, the closing price is used. Calls written are valued at the last reported bid price, while calls purchased use the last reported ask price. Puts written are valued at the last reported ask price, while puts purchased are priced at the last reported bid price. Foreign currencies shall be translated to U.S. dollars using current exchange rates provided by a Pricing Service. Prices for other derivatives for which no exchange price is available will be provided by a Pricing Service, a Valuation Vendor or a broker quote.

Rights and Warrants. Warrants or rights traded on an exchange are valued based on the last sale price on an exchange on the Valuation Date. If there are no sales on that day, the warrants or rights will be valued at the mean between the last reported bid and ask quotation. For rights and warrants not traded on an exchange, simple arithmetic can be used to price a security that has been created from corporate action related activity on an exchange-traded security where market observable inputs are available and a market price is unavailable. Generally, rights or warrants value will be based on the market value of the underlying securities, less the cost to “subscribe” to the underlying securities (i.e., to exercise the right), adjusted for the subscription ratio (the “Valuation Formula”). The subscription ratio means the number of shares available to purchase per right. A right or warrant shall be valued at zero if: (i) the subscription cost exceeds the market value of the underlying securities; or (ii) the subscription terms are not known. In all cases, these calculations will be performed by the Fund Accountant.

When it is determined by the Adviser that the Fund that is entitled to receive rights or warrants but is not eligible to either subscribe, exercise or sell the rights or warrants (i.e. in cases where U.S. investors cannot hold securities), the rights or warrants shall be assigned a value of zero.

Spot and Forward Currency Exchange Contracts. Spot and forward currency exchange contracts shall be valued using mid evaluation rates at the close of the London Exchange as provided by an approved Pricing Service.

Other Assets and Liabilities. Other assets (such as receivables and capitalized start-up costs) and liabilities (such as payables and borrowings by a Fund) are to be valued at their book value absent a determination by the Adviser to value them on another basis.

If a price for an equity security cannot be obtained from a pricing agent, the Fund Accountant will promptly notify the Adviser. The Adviser will attempt to identify and provide contact information for at least one independent broker-dealer from whom the Fund Accountant will attempt to receive quotations for the security. The Adviser may act as an intermediary between the Fund Accountant and the independent broker-dealer.

In the event that (1) price quotations or valuations are not readily available using the methodologies described above, (2) readily available price quotations or valuations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Adviser shall determine such securities’ fair value in accordance with the Trust’s fair valuation process.

In determining the fair value of securities for which market quotations are not readily available, price quotations or valuations deemed unreliable or a significant event has occurred, the Adviser shall be guided by factors articulated by the SEC from time to time. No single standard for fair valuation can be established. The fair value of a security depends on the circumstances of each individual case and should take into consideration all indications of value available at the time of determination. Generally, “fair value” of a portfolio security represents the amount the owner might reasonably expect to receive for the security upon current sale.

The Adviser may use any item it considers relevant in developing a fair value for a security. The Adviser is under no obligation to align or justify a current day’s fair value with any prior Final Value used for NAV calculation purposes, unless the Adviser determines the prior valuation to be currently relevant.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Legal Counsel. Chapman and Cutler LLP, 1270 Avenue of the Americas, New York, NY 10020, is legal counsel to the Trust.

Independent Registered Public Accounting Firm. KPMG Inc. (“KPMG”), 345 Park Avenue, New York, NY 10154, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

Performance Information

To obtain the Fund’s most current performance information, please call (415) 745-9166 or visit the Fund’s website at www.bwebetf.com. From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

KPMG will audit the Fund’s annual financial statements, once the Fund becomes operational. A copy of the Fund’s Annual Report, once available, may be obtained upon request and without charge by writing or by calling the Fund at (415) 745-9166.

The Fund’s Statement of Assets and Liabilities and accompanying Notes to Financial Statement, dated as of September 21, 2022, and KPMG’s report thereon, are attached to this Registration Statement and can be found on the following page.

Bitwise Web3 ETF

Statement of Assets and Liabilities

September 21, 2022

Bitwise Web3 ETF
ASSETS
Cash	$100,000
Total Assets	100,000

LIABILITIES
Total Liabilities	—
Net Assets	$100,000

COMPONENT OF NET ASSETS
Paid-in Capital	$100,000

Net Assets	$100,000
Shares Outstanding (Shares issued and outstanding, $25 per share at issuance, unlimited shares authorized)	4,000

The accompanying notes are an integral part of this financial statement.

1. ORGANIZATION

Bitwise Funds Trust (the “Trust”), is Delaware statutory trust organized on April 28, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company consisting of a single series, the Bitwise Web3 ETF (the “Fund”).

The Fund seeks investment results that, before fees and expenses, correspond generally to the performance of the Bitwise Web3 Equities Index (the “Index”). Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its net assets plus borrowings in the securities comprising the Index. The Index provides focused exposure to the equity securities of companies that are well-positioned to benefit from the emergence of Web3 and Web3 technologies.

As of September 21, 2022, the Trust has had no operations other than those actions relating to organizational and registration matters, including the sale and issuance to Bitwise Asset Management, Inc., the parent company of Bitwise Investment Manager, LLC., (“Bitwise” or the “Adviser”), the Sole Shareholder of 4,000 shares of the Fund. Proceeds from the issuance of the 4,000 shares were held in cash.

The shares of the Fund (“Shares”) intend to list and principally trade on NYSE Arca, Inc. (“NYSE” or the “Exchange”). The Shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). Exchange Traded Funds (“ETFs”), such as the Fund, do not sell or redeem individual shares of the Fund. Instead, the Fund offers, issues and redeems Shares at NAV only in aggregations of a specified number of Shares (each a “Creation Unit”). Financial entities known as “authorized participants” or “APs” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. An authorized participant that purchases a Creation Unit of Shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Shares for a basket of securities and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Shares comprising the Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statement. The financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of the financial statement in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of this financial statement. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Cash

Cash includes non-interest bearing non-restricted cash with one institution.

INCOME TAXES

The Fund intends to elect to be treated, and expects each year to qualify, as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes substantially all of its net taxable income and gains each year.

ORGANIZATIONAL AND OFFERING COSTS

All organizational and offering costs incurred to establish the Fund will be paid by the Adviser and are not subject to reimbursement.

3. AGREEMENTS

Pursuant to the Investment Advisory Agreement between Bitwise and the Trust, on behalf of the Fund, Bitwise oversees the Sub-Adviser, management of the Fund’s assets, and pays Vident Investment Advisory, LLC (“Vident”) for its services as Sub-Adviser. Bitwise is expected to be paid an annual management fee of 0.85% of the Fund’s average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

Vident intends to serve as the Sub-Adviser to the Fund. In this capacity, the Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of the Adviser and the Board of Trustees. For its services, the Sub-Adviser is entitled to a fee by the Adviser. The Fund does not directly compensate the Sub-Adviser.

The Bank of New York Mellon intends to serve as the Fund’s fund accountant, administrator, custodian and transfer agent pursuant to certain fund accounting servicing, fund administration servicing, custodial and transfer agent servicing agreements. Foreside Fund Services, LLC., intends to serve as the Fund’s distributor pursuant to a distribution agreement.

4. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of the date of this financial statement, Bitwise Asset Management, Inc. owned 100% of the outstanding shares of the Fund.

5. TRANSACTIONS WITH AFFILIATES

Certain officers and a trustee of the Trust are affiliated with the Adviser. The affiliated trustee and the Trust’s officers receive no compensation from the Fund.

6. SUBSEQUENT EVENTS

In preparing this financial statement, management has evaluated events and transactions for potential recognition or disclosure through the date this financial statement was available to be issued. Management has determined that there were no material events, that would require disclosure in the Fund's financial statements, which occurred during the period subsequent to September 21, 2022.

Bitwise Funds Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

a)	Agreement and Declaration of Trust of the Registrant (1)

b)	By-Laws of the Registrant (1)

c)	Not applicable

d)	(1) Investment Management Agreement between the Registrant and Bitwise Investment Manager, LLC (1)

(2)	Investment Sub-Advisory Agreement between the Registrant, Bitwise Investment Manager, LLC and Vident Investment Advisory, LLC (1)

e)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (1)

f)	Not applicable

g)	Custody Agreement between the Registrant and The Bank of New York Mellon (1)

h)	(1)	Fund Administration and Accounting Agreement between the Registrant and the Bank of (New York Mellon (1)

(2)	Transfer Agency Servicing Agreement by and between the Registrant and The Bank of New York Mellon (1)

(3)	Form of Authorized Participant Agreement (1)

(4)	Subscription Agreement (1)

i)	Opinion of Legal Counsel (1)

j)	Consent of Independent Registered Public Accounting Firm (1)

k)	Not applicable

l)	Not applicable

m)	Not applicable

n)	Not applicable

o)	Not applicable

p)	(1) Code of Ethics of Registrant (1)

(2) Code of Ethics of Bitwise Investment Manager, LLC (1)

(3) Code of Ethics of Vident Investment Advisory, LLC (1)

(4) Code of Ethics of Foreside Fund Services, LLC (1)

(q) Powers of Attorney (1)

(1)	Filed herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Bitwise Investment Manager, LLC (“BIM”), the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of BIM is incorporated by reference to the Form ADV filed by BIM with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-126704).

Certain information pertaining to the business and other connections of Vident Investment Advisory, LLC (“Vident”), the investment sub-adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Vident is incorporated by reference to the Form ADV filed by Vident with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-80534).

Item 32.	Principal Underwriter

(a)      Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the Registrant and the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ASYMmetric ETFs Trust
20.	Bluestone Community Development Fund
21.	BondBloxx ETF Trust
22.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
23.	Bridgeway Funds, Inc.
24.	Brinker Capital Destinations Trust
25.	Brookfield Real Assets Income Fund Inc.
26.	Build Funds Trust
27.	Calamos Convertible and High Income Fund
28.	Calamos Convertible Opportunities and Income Fund
29.	Calamos Dynamic Convertible and Income Fund
30.	Calamos Global Dynamic Income Fund
31.	Calamos Global Total Return Fund
32.	Calamos Strategic Total Return Fund
33.	Carlyle Tactical Private Credit Fund
34.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
35.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
36.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
37.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
38.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
42.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
43.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
44.	Clifford Capital International Value Fund, Series of World Funds Trust
45.	Clifford Capital Partners Fund, Series of World Funds Trust
46.	Cliffwater Corporate Lending Fund
47.	Cliffwater Enhanced Lending Fund
48.	Cohen & Steers Infrastructure Fund, Inc.
49.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
50.	CornerCap Group of Funds
51.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
52.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
53.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
54.	Davis Fundamental ETF Trust
55.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
56.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
57.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
58.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
59.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
60.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
61.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
62.	Defiance Quantum ETF, Series of ETF Series Solutions
63.	Direxion Shares ETF Trust
64.	Dividend Performers ETF, Series of Listed Funds Trust
65.	Dodge & Cox Funds
66.	DoubleLine ETF Trust

67.	DoubleLine Opportunistic Credit Fund
68.	DoubleLine Yield Opportunities Fund
69.	Eaton Vance NextShares Trust
70.	Eaton Vance NextShares Trust II
71.	EIP Investment Trust
72.	Ellington Income Opportunities Fund
73.	Esoterica Thematic ETF Trust
74.	ETF Opportunities Trust
75.	Evanston Alternative Opportunities Fund
76.	Exchange Listed Funds Trust
77.	Fiera Capital Series Trust
78.	FlexShares Trust
79.	FOMO ETF, Series of Collaborative Investment Series Trust
80.	Forum Funds
81.	Forum Funds II
82.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
83.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
84.	Grizzle Growth ETF, Series of Listed Funds Trust
85.	Guinness Atkinson Funds
86.	Harbor ETF Trust
87.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
89.	IDX Funds
90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	John Hancock Exchange-Traded Fund Trust
94.	Kelly Strategic ETF Trust
95.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
97.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
98.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.	Manor Investment Funds
104.	Merk Stagflation ETF, Series of Listed Funds Trust
105.	Milliman Variable Insurance Trust
106.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
107.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
108.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
109.	Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
110.	Morningstar Funds Trust
111.	OTG Latin American Fund, Series of World Funds Trust
112.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
119.	Palmer Square Opportunistic Income Fund
120.	Partners Group Private Income Opportunities, LLC
121.	PENN Capital Funds Trust
122.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
123.	Perkins Discovery Fund, Series of World Funds Trust
124.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.	Plan Investment Fund, Inc.
126.	PMC Funds, Series of Trust for Professional Managers
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Preferred-Plus ETF, Series of Listed Funds Trust
129.	Putnam ETF Trust
130.	Quaker Investment Trust
131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
133.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
134.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
135.	Renaissance Capital Greenwich Funds
136.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
137.	Reynolds Funds, Inc.
138.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
139.	RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)

140.	RMB Investors Trust
141.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
142.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
143.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
144.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
145.	Roundhill Cannabis ETF, Series of Listed Funds Trust
146.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
147.	Roundhill MEME ETF, Series of Listed Funds Trust
148.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
149.	Rule One Fund, Series of World Funds Trust
150.	Salient MF Trust
151.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
152.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
153.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
154.	SHP ETF Trust
155.	Six Circles Trust
156.	Sound Shore Fund, Inc.
157.	Sparrow Funds
158.	Spear Alpha ETF, Series of Listed Funds Trust
159.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
160.	STF Tactical Growth ETF, Series of Listed Funds Trust
161.	Strategy Shares
162.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
163.	Syntax ETF Trust
164.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
165.	The B.A.D. ETF, Series of Listed Funds Trust
166.	The Community Development Fund
167.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
168.	The Finite Solar Finance Fund
169.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
170.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
171.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
172.	Third Avenue Trust
173.	Third Avenue Variable Series Trust
174.	Tidal ETF Trust
175.	TIFF Investment Program
176.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
178.	Timothy Plan International ETF, Series of The Timothy Plan
179.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
180.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
181.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
182.	Total Fund Solution
183.	Touchstone ETF Trust
184.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
185.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
195.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
198.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
199.	Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
200.	U.S. Global Investors Funds
201.	Union Street Partners Value Fund, Series of World Funds Trust
202.	Variant Alternative Income Fund
203.	Variant Impact Fund
204.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
205.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
206.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
207.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
208.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
209.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
210.	VictoryShares Protect America ETF, Series of Victory Portfolios II
211.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
212.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

213.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
218.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
222.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
223.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
224.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
225.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
226.	Walthausen Funds
227.	West Loop Realty Fund, Series of Investment Managers Series Trust
228.	WisdomTree Trust
229.	WST Investment Trust
230.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)        To the best of the Registrant’s knowledge, the following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetsone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)       Not Applicable.

Item 33.	Location of Accounts and Records

Bitwise Investment Manager, LLC, 400 Montgomery Street, Suite 600, San Francisco, California 94104, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of San Francisco, and State of California on the 28th day of September, 2022.

Bitwise Funds Trust

By:	/s/ Paul Fusaro
Paul Fusaro, President and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Paul Fusaro Paul Fusaro	President, Trustee, Chairman (Principal Executive Officer)	September 28, 2022

/s/ Jim Gallo Jim Gallo	Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 28, 2022

David Fogel*	Trustee	September 28, 2022
David Fogel

Jena Watson*	Trustee	September 28, 2022
Jena Watson

Terrence W. Olson*	Trustee	September 28, 2022
Terrence W. Olson

*	An original power of attorney authorizing Paul Fusaro and Katherine Dowling to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, and are filed as an exhibit hereto.